Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT
TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of November 5, 2018 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among TPG SPECIALTY LENDING, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and SUNTRUST BANK, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 27, 2014 (as amended by the First Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 3, 2014, the Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 27, 2014, the Third Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 17, 2014, the Fourth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 2, 2015, the Fifth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 22, 2016, and the Sixth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 20, 2018 (the “Existing Credit Agreement”), and by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders party hereto are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Seventh Amendment Effective Date” is defined in Article III.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Seventh Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.  The definition of “Asset Coverage Ratio” in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.

SECTION 2.2.  The following definitions are hereby incorporated in Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical sequence:

““Borrower Asset Coverage Ratio” means the ratio, determined on a consolidated basis for the Obligors, without duplication, of (a) (i) Total Assets minus (ii) Total Assets Concentration Limitation to (b) (i) Total Secured Debt plus (ii) the aggregate amount of senior securities representing unsecured indebtedness of the Obligors as of such date of determination with a maturity date that is within 90 days of such date of determination.

“Borrower Net Worth” means, as of any date of determination, (a) Total Assets as of such date minus (b) the sum of (i) Total Assets Concentration Limitation as of such date plus (ii) Total Secured Debt as of such date.

“Consolidated Asset Coverage Ratio” means the ratio, determined on a consolidated basis for Borrower and its Subsidiaries, without duplication, (a) the value of total assets of the Borrower and its Subsidiaries, less all liabilities and indebtedness not represented by senior securities to (b) the aggregate amount of senior securities representing indebtedness of Borrower and its Subsidiaries (including this Agreement), in each case as determined pursuant to the Investment Company Act and any orders of the Securities and Exchange Commission issued to or with respect to Borrower thereunder, including any exemptive relief granted by the Securities and Exchange Commission with respect to the indebtedness of any SBIC Subsidiary.

“Seventh Amendment Effective Date” means November 5, 2018.

“Total Assets” means, as of any date of determination, the value of the total assets of the Obligors on a consolidated basis, less all liabilities and indebtedness not represented by senior securities, in each case, as of such date of determination.

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“Total Assets Concentration Limitation” means, as of any date of determination, the amount by which the aggregate value of Equity Interests in Financing Subsidiaries held by the Obligors as of such date of determination exceeds 10% of the Total Assets as of such date of determination.

“Total Secured Debt” means, as of any date of determination, the aggregate amount of senior securities representing secured indebtedness of the Obligors as of such date of determination.”.

SECTION 2.3.  The definition of “2022 Convertible Notes” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““2022 Convertible Notes” means the Borrower’s $172,500,000 aggregate principal amount convertible notes due August 2022.”.

SECTION 2.4.  Section 5.13 of the Existing Credit Agreement is hereby amended by:

(1)deleting the word “and” at the end of clause (g) thereof;

(2)inserting a semi-colon at the end of clause (h) thereof;

(3)inserting new clauses (i) and (j) at the end thereof to read as follows:

“(i)at any time the Borrower Asset Coverage Ratio as of the end of the most recent fiscal quarter is greater than or equal to 2.00 to 1:00, but less than 2.25 to 1.00, the portion of the Borrowing Base attributable to Portfolio Investments other than Performing First Lien Bank Loans shall not exceed 62.5%; and

(j)at any time the Borrower Asset Coverage Ratio as of the end of the most recent fiscal quarter is greater than or equal to 2.25 to 1:00, the portion of the Borrowing Base attributable to Portfolio Investments other than Performing First Lien Bank Loans shall not exceed 67.5%.”.

SECTION 2.5.  Sections 6.01(b), (i), (m) and (n) and 6.02(e) are each hereby amended by replacing the text “Section 6.07(b)” where it appears therein with “Sections 6.07(c) and (d)” in its place.

SECTION 2.6.  Sections 6.01(i) and (o) and 6.02(e) are each hereby amended by replacing the text “Shareholders’ Equity” where it appears therein with “Borrower Net Worth” in its place.

SECTION 2.7.  Section 6.07 is amended and restated in its entirety to read as follows:

“SECTION 6.07 Certain Financial Covenants.

(a)Minimum Shareholders’ Equity.  The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than $500,000,000 plus 25% of the net proceeds of the sale of Equity

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Interests by the Borrower and its Subsidiaries after the Seventh Amendment Effective Date (other than proceeds of sales of Equity Interests by and among the Borrower and its Subsidiaries).

(b)Minimum Borrower Net Worth.  The Borrower will not permit Borrower Net Worth at the last day of any fiscal quarter of the Borrower to be less than $350,000,000.

(c)Borrower Asset Coverage Ratio.  The Borrower will not permit the Borrower Asset Coverage Ratio at the last day of any fiscal quarter of the Borrower to be less than 2.00 to 1 at any time.

(d)Consolidated Asset Coverage Ratio.  The Borrower will not permit the Consolidated Asset Coverage Ratio at the last day of any fiscal quarter of the Borrower to be less than 1.50 to 1 at any time.

(e)Liquidity Test.  The Borrower will not permit (a) the sum of (i) the aggregate Value of the Portfolio Investments that are Cash (excluding Cash Collateral for outstanding Letters of Credit) or that can be converted to Cash in fewer than 10 Business Days without more than a 5% change in price, plus (ii) the aggregate amount of Relevant Available Funds that can be converted to Cash in fewer than 10 Business Days, to be less than (b) 10% of the Covered Debt Amount, for more than 30 consecutive Business Days during any period when the Adjusted Covered Debt Balance is greater than 90% of the Adjusted Borrowing Base.”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1.  Effective Date.  This Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when the Administrative Agent shall have received (a) counterparts of this Amendment duly executed and delivered on behalf of the Borrower and each of the Lenders party hereto and (b) for the benefit of Administrative Agent and each of the Lenders party hereto, as applicable, fees and expenses owing by the Borrower in connection with this Amendment as of the date hereof.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1.  Representations.  The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they

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shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

SECTION 4.2.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.3.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 4.4.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.7.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

SECTION 4.8.  Reaffirmation.  Each of TSL MR, LLC, TC Lending, LLC and TPG SL SPV, LLC hereby consents to the terms of this Amendment, confirms that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guarantee and Security Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	TPG SPECIALTY LENDING, INC.

By: /s/ Ian Simmonds
Name: Ian Simmonds
Title: Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

LENDERS:	SUNTRUST BANK as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

JPMORGAN CHASE BANK, N.A., as Issuing Bank and as a Lender

By: /s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director – J.P Morgan

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Bank of America, N.A., as a Lender

By: /s/ Manisha Kumar
Name: Manisha Kumar
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

BankUnited, N.A., as a Lender

By: /s/ Paul Ferrara
Name: Paul Ferrara
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

CIT Finance LLC, as a Lender

By: /s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Citibank, N.A., as a Lender

By: /s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

CITY NATIONAL BANK, N.A., as a Lender

By: /s/ Brandon L. Feitelson
Name: Brandon L. Feitelson, C.F.A.
Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Comerica Bank, as a Lender

By: /s/ Robert Wilson
Name: Robert Wilson
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

HSBC Bank USA, N.A., as a Lender

By: /s/ Shubhendu Kudaisya
Name: Shubhendu Kudaisya
Title: SVP, Structured Finance

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Mizuho Bank, Ltd., as a Lender

By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Santander Bank, N.A., as a Lender

By: /s/ Pierre A Desbiens
Name: Pierre A Desbiens
Title: SVP

By: /s/ Mark Metsky
Name: Mark Metsky
Title: SVP

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Signature Bank, as a Lender

By: /s/ Charles W. Newcomb
Name: Charles W. Newcomb
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

STATE STREET BANK AND TRUST COMPANY, as a Lender

By: /s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Stifel Bank & Trust, as a Lender

By: /s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG

Agreed and acknowledged solely with respect to  Section 4.8

TC LENDING, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds
Title: Chief Financial Officer

TSL MR, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds
Title: Chief Financial Officer

TPG SL SPV, LLC

By: /s/ Ian Simmonds
Name: Ian Simmonds
Title: Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT –  TPG